SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


     Date of Report (Date of earliest event reported): January 24, 2003


                         CANTERBURY CONSULTING GROUP, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

         Pennsylvania                                    23-2170505
-------------------------------          -------- -----------------------
(State of Incorporation)                 (IRS Employer Identification Number)


                               352 Stokes Road
                                  Suite 200
                          Medford, New Jersey  08055
                  (Address of principal executive offices)

                    Telephone Number:  (609) 953-0044



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ITEM 5. OTHER EVENTS

     On January 14, 2003, the Board of Directors declared a one for seven Reverse Stock Split of Canterbury Consulting Group, Inc. Common Stock (for every seven (7) shares, the shareholders would receive one (1) share.) Any fractional shares that result from the split will be rounded up to the next whole share. The new stock certificates would be issued in the normal course of business whenever the appropriate transfer was requested by the Shareholders. The authorized shares and the par value would remain the same.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS AND EXHIBITS


      (a)  Financial statements of business acquired
           Not applicable

      (b)  Pro forma financial information
           Not applicable

      (c)  Exhibits

           Number                   Description

            99.1    The Company's news release, issued on January
                    21, 2003, relating to the reverse stock split



                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CANTERBURY CONSULTING GROUP, INC.

                                      BY: /s/ Kevin J. McAndrew
                                         ----------------------------
                                         Kevin J. McAndrew, President

Dated: January 24, 2003